EXHIBIT 10.73

Please quote our reference when replying
Our Ref : JTC(L) 3729/199

27 October 2007

TRIO-TECH INTERNATIONAL PTE LTD 1008 TOA PAYOH NORTH #03-09 SINGAPORE(318996)	JTC Corporation The JTC Summit 8 Jurong Town Hall Road Singapore 609434

	contact centre hotline	1 900 568 7000
(Attention : MS JANICE TAY )
	main line	(65) 6560 0056

	facsimile	(65) 6565 5301
Dear Sirs
	website	www.jtc.gov.sg

OFFER OF TENANCY FOR FLATTED FACTORY SPACE AT UNIT #04-11 /12 BLK 1004 TOA PAYOH NORTH TOA PAYOH NORTH INDUSTRIAL ESTATE SINGAPORE 318995

1.
Thank you for your letter of acceptance dated 20 September 2007, payment of $2,476.95 and your Banker's Guarantee for the amount of $2,122.38. We enclose the original stamped letter of acceptance for your retention. Kindly address all future correspondence concerning  rental and other charges directly to:

    JTC Corporation
    The JTC Summit
    8 Jurong Town Hall Road
    Singapore 609434
    Attn: Billing & Collection Section
Customer Services Group
Tel: 1800-5687000                                                    Fax: 68855907

2.	Please submit the required plans as tabulated below for the approval and endorsement in accordance with our offer of tenancy dated 20 September 2007 .

Plans/ documents to be submitted by your company	Department	Contact person/ Telephone no for enquiry/clarificati on	Remarks
Type of plans - Factory layout -Air-conditioning system - Internal partitioning - Others	Plan Endorsement Unit (PEU) JTC Corporation The JTC Summit Level 1 8 Jurong Town Hall Road Singapore 609434	Mr Foo See Keong Tel 6883 3073	Engage registered consultants for the preparation and submission of plans for endorsement and approval
Type of plans - Fire protection system - Sprinkler system	Fire Safety & Shelter Department HQ Singapore Civil Defence Force 91 Ubi Avenue 4 Singapore 408827	Cpt Han Fook Kuang Tel 6848 1467	Refer to SCDF website for plan submission requirements
- Electrical plans	Facilities Management Section, Operation Support Department Address: Blk 25 Kallang Avenue #05-02 Kallang Basin Industrial Estate Singapore 339416	Mr Koh Kea Hwa Tel 6885 4235	Engage registered electrical consultants for the preparation and submission of plans for endorsement and approval
- Power Supply Card - PUB Agreement	Flatted Factory & Business Park Department The JTCSummit 8 Jurong Town Hall Raod Singapore 609434 (Relavent JTC's contacts are given in para 4 below)	**	Submit your electrical and/or water accounts for our records

3. We would appreciate it if you could inform us of your latest corresponding address, telephone and facsimile numbers.

4. If you encounter any problems during your tenancy, please contact me or Mr ONG EDDY KOK YONG (Senior Officer, Lease Management Department) at Tel No. 68833721.

Yours faithfully

/s/ SU TING CHENG
SU TING CHENG
INDUSTRIAL DEVELOPMENT (HIGH-RISE) DEPARTMENT INDUSTRIAL PARKS DEVELOPMENT GROUP
JTC CORPORATION
DID	:	68833419
FAX	:	68855899
Email	:	suting@jtc.gov.sg

20 September, 2007

Industrial Development (High-Rise) Department
JTC Corporation
The JTC Summit
8 Jurong Town Hall Road
Singapore 609434

Attention: Ms Cheng Su Ting

Dear Ms Cheng

acceptance of offer of tenancy for the premises at unit #04-11/12 blk 1004 toa payoh north toa payoh north industrial estate singapore 318995

1.
We refer to your letter of Offer and the eStatement letter both dated 20 September 2007 for the Tenancy and hereby confirm our acceptance of all the covenants, terms and conditions of the Offer and eStatement letter.

2.
We are currently on GIRO, thus we enclose herewith a cheque for the amount of $2476.95 and a Banker's/Insurance Guarantee for the amount of $2122.38 (1 month's rental and service charge) as security deposit as confirmation of our acceptance.

3.
We are fully aware that the Tenancy is subject to necessary approvals and clearances from the relevant governmental and statutory authorities (including but no limited to Pollution Control Department of the National Environment Agency and the Public Utilities Board). We shall be responsible to obtain and comply with such approvals and clearances.

/s/ Mrs. Lee Soon Siew Kuan
Name of Authorised signatory	:	Mrs. Lee Soon Siew Kuan
Designation	:	Vice President - Logistics

For and on behalf of:

TRIO-TECH INTERNATIONAL PTE LTD

In the presence of:

                          /s/ Miss Janice Tay
Name of witness                       :        Miss Janice Tay
NRICNo.                                    :         SS131639B